                                                                  EXECUTION
                                                                  COPY


                      AMENDMENT NO. 4  CONSENT AND WAIVER
                           Dated as of April 1, 1995

                                      to

                     AMENDED AND RESTATED CREDIT AGREEMENT
                         Dated as of December 14, 1993


          Sequa Corporation, a Delaware corporation (the "Borrower"), The Bank of New York, as Administrative Agent (the "Administrative Agent"), The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents (the "Managing Agents"), Bank of America National Trust and Savings Association, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents (the "Co-Agents"), and the banks listed on the signature pages hereto (the "Banks") agree as follows:


          Section 1. CREDIT AGREEMENT. Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993, among the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents and the Banks, as amended by Amendment No. 1, dated as of June 13, 1994, Amendment No. 2, dated as of December 14, 1994, and Amendment No. 3 and Waiver, dated as of March 3, 1995 (as so amended, the "Credit Agreement").
Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Credit Agreement as amended by this Amendment No. 4, Consent and Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                Section 2. AMENDMENTS. Upon and after the Effective Date (as defined in Section 6 hereof), the Credit Agreement shall be amended as follows:

                (a) Section 4.06 is restated in its entirety as follows:

                      "Section 4.06. RESTRICTED PAYMENTS.  Make or
            declare or otherwise become obligated to make any Restricted Payment; provided, however, that this Section
            4.06 shall not apply to the payment of any dividend on account of shares of the $5.00 cumulative Convertible Preferred Stock of the Borrower, so long as (x) no Default exists at the time of the declaration or payment of such dividend, both before and after giving effect to the declaration and payment thereof and (Y) the aggregate amount of all such dividends paid in any consecutive three month period shall not exceed $800,000."

                (b) Section 4.15 is amended by replacing the figure "$565,000,000" in clause (i) thereof with the words
      "(A)" on or prior to March 31, 1995, $565,000,000, and (B)
      thereafter, $550,000,000";

                (c) Section 6.01(d) is restated in its entirety as follows:

                      "(d) (i) (A) Any Loan Party or any Subsidiary
            of any Loan Party shall fail to pay, in accordance with its terms and when due and payable, the principal of or interest on any Indebtedness (other than the Loans) having a then aggregate outstanding principal amount in excess of $5,000,000, (B) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (C) (1) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting an behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (2) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period or such shorter period of time as the Administrative Agent may specify or (ii) (A) any Loan Party or any Subsidiary of any Loan Party shall fail to pay the rental payments when due and payable (after any applicable cure period) under any operating lease in respect of equipment which had a fair market value in excess of $5,000,000 at the commencement of the term of such operating lease, (B) any such operating lease shall have been terminated, according to its terms, by the lessor thereunder prior to its stated termination date as a result of a default of the lessee thereunder or (C) (1) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) the lessor under any such operating lease to so terminate such operating lease as a result of a default of the lessee thereunder and (2) if such operating lease provides for a cure period for such event, such event shall not be cured prior to the end of such cure period or such shorter period of time as the Administrative Agent may specify;"; and

            (d) section 10.01 is amended by restating the definition of "Permitted Acquisition" therein in its entirety as follows:

                      "'Permitted Acquisition' means (i) the
            acquisition of certain assets by the Borrower (or a Subsidiary designated by the Borrower) as such acquisition is described in the Borrower's letter to the Administrative Agent dated June 2, 1994 or as such acquisition as therein described may be modified as set forth in the memorandum from Kenneth A. Drucker to the Banks dated March 1, 1995, and the letter from the Borrower to the Administrative Agent dated May 22, 1995; provided the purchase price for such assets does not exceed the aggregate amount set forth in such letter of May 22, 1995, and (ii) each other Acquisition which has been specifically consented to in writing by the Required Banks from time to time."

                Section 3. CONSENT. Upon and after the Effective Date (as defined in Section 6 hereof), pursuant to Section 4.04(x) of the Credit Agreement, the Required Banks hereby consent to the execution and delivery by the Borrower of:

            (i) the Guaranty Agreement to be entered into between the Borrower and Fleet credit corporation, substantially in the form of Annex A hereto, guaranteeing the Liabilities of Sequa Coatings under the Master Equipment Lease Agreement No. 31925, to be entered into between Fleet Credit Corporation and Sequa Coatings, and the Lease Schedule Number 1, each substantially in the form of Annex B hereto; and

            (ii) the Guaranty Agreement to be entered into between the Borrower and FINOVA Capital Corporation, substantially in the form of Annex C hereto, guaranteeing the Liabilities of Sequa Coatings under the Lease Agreement to be entered into between FINOVA Capital Corporation and Sequa
            Coatings, substantially in the form of Annex D hereto.

                Section 4. WAIVER. Upon and after the Effective Date (as defined in Section 6 hereof), the Banks shall waive any Default arising prior to the Effective Date as a result of the Borrower's failure to comply with Section 4.15 of the Credit Agreement to the extent that such Default would not have arisen had this Amendment No. 4, Consent and Waiver been in effect on April 1, 1995.

                Section 5. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and each Guarantor (as defined after giving effect to this Amendment No. 4, Consent and Waiver) has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms Amendment No. 4, Consent and Waiver and the Credit Agreement as amended by Amendment No. 4, Consent and Waiver. Amendment No. 4, Consent and Waiver has been duly executed and delivered by the Borrower and each such Guarantor and is a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except an enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its terms by the Borrower and such Guarantors of Amendment No. 4, Consent and Waiver and the Credit Agreement as amended by Amendment No. 4, Consent and Waiver do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such Contracts, would have a Materially Adverse Effect upon the Borrower or any Subsidiary, or (ii) any Applicable Law.

                  Section 6.  EFFECTIVE DATE; CONDITION TO
      EFFECTIVENESS. This Amendment No. 4, Consent and Waiver shall become effective as of the date first written above (the
      "Effective Date") on the first date on which this Amendment NO. 4, Consent and Waiver shall have been duly executed and delivered by the Borrower, the Guarantors and the Required
      Banks.

                Section 7. GOVERNING LAW.  This Amendment No. 4,
      Consent and Waiver shall be construed in accordance with and governed by the substantive law of the State of New York.

                section 8. HEADING. Section headings in this Amendment No. 4, Consent and Waiver are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 4, Consent and Waiver for any other purpose.

                Section 9. COUNTERPARTS.  This Amendment NO. 4,
      Consent and Waiver may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4, Consent and Waiver, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                                SEQUA CORPORATION


                              By
                              Name: Jenny S. Kade
                              Title: Assistant Treasurer


                              CASCO INVESTORS CORPORATION
                              CHROMALLOY AMERICAN CORPORATION
                              CHROMALLOY GAS TURBINE CORPORATION
                              SEQUA CHEMICALS, INC.
                              CASCO PRODUCTS CORPORATION
                              SEQUA FINANCIAL CORPORATION
                              KOLLSMAN MANUFACTURING COMPANY, INC.
                              NORTHERN TECHNOLOGIES, INC.
                              GLENROCK CAN SYSTEM, INC.
                              NORTHERN SYSTEMS, INC.
                              NORTHERN CAN SYSTEMS OF WISCONSIN, INC., each as a Guarantor.


                              By
                              Name: Jenny S. Kade
                              Title: Assistant Treasurer

                              THE BANK OF NEW YORK, as Administrative
                              Agent, as a Managing Agent and as a Bank



                              By
                              Name:
                              Title:

                              THE "BANK OF NOVA SCOTIA, as a Managing
                              Agent and as a Bank


                              By
                              Name:
                              Title:

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4, Consent and Waiver, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                                SEQUA CORPORATION



                              By
                              Name:
                              Title:


                              CASCO INVESTORS CORPORATION
                              CHROMALLOY AMERICAN CORPORATION
                              CHROMALLOY GAS TURBINE CORPORATION
                              SEQUA CHEMICALS, INC.
                              CASCO PRODUCTS CORPORATION
                              SEQUA FINANCIAL CORPORATION
                              KOLLSMAN MANUFACTURING COMPANY, INC.
                              NORTHERN TECHNOLOGIES, INC.
                              GLENROCK CAN SYSTEMS, INC.
                              NORTHERN CAN SYSTEMS, INC.
                              NORTHERN CAN SYSTEMS OF WISCONSIN, INC., each as a Guarantor,



                              By
                              Name:
                              Title:


                              BANK OF NEW YORK, as Administrative
                              Agent, as a Managing Agent and as a Bank



                              BY
                              Name: William A. Kerr
                              Title: VP


                              THE BANK OF NOVA SCOTIA, as a Managing
                              Agent and as a Bank



                              By
                              Name:
                              Title:

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4, Consent and Waiver, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                              SEQUA CORPORATION



                              By
                              Name:
                              Title:


                              CASCO INVESTORS CORPORATION
                              CHROMALLOY AMERICAN CORPORATION
                              CHROMALLOY GAS TURBINE CORPORATION
                              SEQUA CHEMICALS, INC.
                              CASCO PRODUCTS CORPORATION
                              SEQUA FINANCIAL CORPORATION
                              KOLLSMAN MANUFACTURING COMPANY, INC.
                              NORTHERN TECHNOLOGIES, INC.
                              GLENROCK CAN SYSTEMS, INC.
                              NORTHERN CAN SYSTEMS, INC.
                              NORTHERN CAN SYSTEMS OF WISCONSIN, INC., each as a Guarantor,



                              By
                              Name:
                              Title:


                              THE BANK OF NEW YORK, as Administrative
                              Agent, as a Managing Agent and as a Bank


                              By
                              Name:
                              Title:

                              THE BANK OF NOVA SCOTIA, an a Managing
                              Agent and as a Bank



                              Name:
                              Title:

                              CHEMICAL BANK, as a Managing Agent and
                              as a Bank



                              By
                              Name:
                              Title: Peter C. Eckstein
                                     Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Co-Agent and as a Bank


                              By
                              Name:
                              Title:

                              CHASE MANHATTAN BANK, N.A., as a Co-Agent and as a Bank


                              By
                              Name:
                              Title:

                              THE NIPPON CREDIT BANK, LTD., as a Co-
                              Agent and as a Bank


                              By
                              Name:
                              Title:


                              BANK BRUSSELS LAMBERT, NEW YORK BRANCH


                              By
                              Name:
                              Title:


                              By:
                              Name:
                              Title:

                              CHEMICAL BANK, as a Managing Agent and as a Bank

                              By:
                              Name:
                              Title:


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Co-Agent and as a Bank


                              By:
                              Name:
                              Title:

                              CHASE MANHATTAN BANK, N.A., as a Co-Agent and as a Bank


                              By:
                              Name:
                              Title:


                              THE NIPPON CREDIT BANK, LTD., as a Co-
                              Agent and as a Bank


                              By:
                              Name:
                              Title:

                              BANK BRUSSELS LAMBERT, NEW YORK
                              BRANCH


                              By:
                              Name:  Eric Hollanders
                              Title: Senior Vice President
                                     Credit Department


                              By:
                              Name:  Eileen Stekeur
                              Title: Assistant Vice President

                                                            ANNEX A

                                   (IN FILES)

                                                            ANNEX B

                                   [IN FILES]

                                                            ANNEX C

                                   [IN FILES)

                                                            ANNEX D


                                   (IN FILES)